SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 25, 1998

                                   CWMBS, INC.

                                   (Depositor)

     (Issuer in respect of Mortgage Pass Through Certificates, Series 98-B)

               (Exact name of registrant as specified in charter)

Delaware                     33-63714                      95-4449516
(State or other              (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                        Identification No.)
    organization)



155 N. Lake Avenue, Pasadena, CA                           911009-7137
(Address of principal executive offices)                   (Zip Code)


Registrant's Telephone Number, including area code:  (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)



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Item 5.  Other Events

                                   CWMBS, INC.
                       Mortgage Pass Through Certificates
                                   Series 98-B

On March 25 1998, The Bank of New York, as Trustee for CWMBS, Inc. Mortgage Pass Through Certificates Series 1998-B, made a monthly distribution to Certificateholders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of February 1, 1998, among CWMBS, Inc. as Depositor, Independent National Mortgage Corporation, Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                                 Description

99 Report to Holders of CWMBS, Inc., Mortgage Pass Through Certificates Series 1998-B relating to the distribution date of March 25, 1998 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of February 1, 1998.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  March 25, 1998


                                   CSMBS, INC.


                             By: /s/ Kelly A. Sheahan
                                --------------------------
                             Name:   Kelly A. Sheahan
                                     Assistant Treasurer
                                     The Bank of New York,
                                     as Trustee



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                                  EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated March 25, 1998